UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2015

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 30, 2015 (the “Agreement Date”), Quanex Building Products Corporation, a Delaware corporation (“we,” “us,” “our,” “Quanex,” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Quanex, QWMS, Inc., a Delaware corporation and a wholly-owned subsidiary of Quanex (the “Merger Sub”), WII Holding, Inc., a Delaware corporation (“WII”), and Olympus Growth Fund IV, L.P., a Delaware limited partnership, as the representative of the stockholders of WII (the “Stockholders’ Representative”), pursuant to which the Merger Sub will merge with and into WII (the “Merger”) subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement. Following the Merger, WII will become our wholly-owned subsidiary and we will acquire, as a result thereof, all of the subsidiaries of WII (collectively, the “WII Entities”). The WII Entities supply doors and components to original equipment manufacturers in the kitchen and bathroom cabinet industry.

Pursuant to the terms of the Merger Agreement, at the closing of the Merger, the issued and outstanding shares of WII’s common stock will be converted into the right to receive an aggregate amount of $248.5 million, payable in cash, less certain holdback amounts and $5,462,800 to be placed into an escrow account. Of the total amount placed in escrow, $1,242,500 will be available to satisfy certain indemnity claims, and the remaining amount will be available to satisfy any payments owed to us in the event of a post-closing purchase price adjustment in our favor under the Merger Agreement.

The Merger Agreement contains covenants, representations, and warranties of Quanex, the Merger Sub, WII, and the Stockholders’ Representative that are customary for a transaction of this type, including a commitment by WII and the WII Entities to conduct their business in the ordinary course during the time period between the Agreement Date and the closing of the Merger. The consummation of the Merger is subject to various customary closing conditions, including (a) the expiration of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (b) approval by the stockholders of WII, (c) the holders of not more than 0.5% of the stockholders of WII exercising their statutory appraisal rights pursuant to Section 262 of the Delaware General Corporation Law, and (d) the absence of a material adverse effect with respect to WII and the WII Entities.

The Merger Agreement provides that Quanex and certain related persons and entities (collectively, the “Quanex Indemnified Parties”) will be indemnified against damages suffered by them as a result of any breaches by WII of certain representations, warranties, and covenants set forth in the Merger Agreement. For any losses sustained by the Quanex Indemnified Parties due to WII’s breaches of the general representations and warranties, the Quanex Indemnified Parties may seek up to $1,242,500 of damages from the escrow, once the losses exceed a $1,242,500 deductible. Subject to any indemnity claims by the Quanex Indemnified Parties, the indemnity escrow funds will be released to the security holders of WII 12 months after the closing date. For any indemnifiable losses sustained by the Quanex Indemnified Parties in excess of the deductible, the Quanex Indemnified Parties must first seek recovery under applicable insurance policies, including under a representations and warranties insurance policy obtained by Quanex with coverage up to $25 million for a period of three years after the closing date for breaches of most of the general representations and for a period of six years after the closing date for breaches of fundamental and tax representations. A separate insurance policy will be obtained by Quanex to cover certain environmental liabilities with coverage up to $10 million for a period of five years after the closing date for any new issues and ten years after the closing date for any pre-existing issues discovered after the closing date. Both insurance policies will provide for certain exclusions.

The Merger Agreement may be terminated (a) by the mutual consent of Quanex, WII, and the Stockholders’ Representative, (b) by Quanex, on the one hand, and WII and the Stockholders’ Representative, on the other hand, if the Merger has not been consummated within 75 calendar days following the Agreement Date, (c) by Quanex, on the one hand, and WII and the Stockholders’ Representative, on the other hand, if any applicable law is in effect making the consummation of the Merger illegal or any order is in effect preventing the consummation of the Merger, (d) by Quanex, WII, or the Stockholders’ Representative upon the occurrence of certain material breaches of the Merger Agreement by the other party or parties, or (e) by WII or the Stockholders’ Representative, if, after November 2, 2015, Quanex has failed to complete the closing of the Merger within two business days after notice from WII that WII has satisfied all of the conditions required for closing.

Before entering into the Merger Agreement, other than with respect to the Merger Agreement, neither we nor any of our affiliates had any material relationship with WII or the Stockholders’ Representative.

Our Board of Directors unanimously approved the Merger and the Merger Agreement.

The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by those contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective stockholders, subsidiaries, or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the Agreement Date, which subsequent information may or may not be fully reflected in the public disclosures of the Company.

Financing Commitment

In connection with its entering into the Merger Agreement, Quanex entered into a commitment letter (including the annexes, schedules, and exhibits attached thereto, the “Commitment Letter”), dated as of August 30, 2015, among Quanex, Wells Fargo Bank, National Association (“Wells Fargo Bank”), and Wells Fargo Securities, LLC (“Wells Fargo Securities” and, together with Wells Fargo Bank, the “Commitment Parties”), pursuant to which Wells Fargo Bank has committed to provide to Quanex senior secured credit facilities of $410 million consisting of an asset-based revolving credit facility of $100 million (the “ABL Facility”) and a term loan facility of $310 million (the “Term Loan Facility” and, collectively with the ABL Facility, the “Senior Credit Facilities”) for the purposes of providing financing for (a) funding the purchase price payable by Quanex in connection with the consummation of the transactions contemplated by the Merger Agreement, (b) refinancing certain existing indebtedness of Quanex and its subsidiaries (the “Refinancing”), (c) payment of fees, commissions, and expenses in connection with the transactions contemplated in connection with the consummation of the Merger, the Refinancing, and the Senior Credit Facilities and (d) financing ongoing working capital requirements of Quanex and its subsidiaries and other general corporate purposes. The Commitment Letter, and obligations of the Commitment Parties thereunder and the contemplated fundings under the Senior Credit Facilities are subject to various conditions that are set forth in the Commitment Letter, including the consummation of the Merger substantially concurrent with the initial funding of the Term Loan Facility and the initial extension of credit under the ABL Facility, on the applicable terms described in the Commitment Letter, and in accordance in all material respects with the terms of the Merger Agreement.

The foregoing summary of the Merger Agreement, the Merger, and the Commitment Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the Commitment Letter, which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which contain Quanex’s expectations or predictions of future financial or business performance or conditions. Statements that use the words “estimated,” “expect,” “could,” “should,” “believe,” “will,” “might,” or similar words reflecting future expectations or beliefs are typically forward-looking statements. The statements set forth in this Current Report are based on current expectations. The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Such forward-looking statements include, but are not limited to, the expected timing of completion of the Merger, the satisfaction of the conditions to closing of the Merger and the consummation thereof, the entry into the proposed debt agreements as contemplated and the availability to use funds under those agreements for the Merger consideration, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that the parties may be unable to obtain governmental and regulatory approvals required for the transactions, or required governmental and regulatory approvals may delay the transactions or result in the imposition of conditions that are not favorable to the Company or that could cause the parties to abandon the Merger; the risk that a condition to closing of the transactions may not be satisfied; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; the timing to consummate the transactions; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the effect of the announcement of the transactions on the retention of customers, employees, or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties, including in the credit markets; increasing competition in the building materials industry; the complex and uncertain regulatory environment in which the parties operate; and other risks, uncertainties, and factors discussed or referred to in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2014, or in the Company’s subsequent filings with the SEC, which filings are available online at www.sec.gov, www.quanex.com or on request to the Company. Any forward-looking statements in this Current Report are made as of its filing date, and Quanex undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Item 7.01.	Regulation FD Disclosure.

On August 30, 2015, the Company issued a press release announcing the entry into the Merger Agreement (the “Press Release”) and posted to its corporate website (https://www.quanex.com/News-Room/News-Releases/Investors.aspx) a presentation that provides a summary of the strategic rationale and anticipated financial benefits of the Merger (the “Presentation”). The full text of the Press Release and the Presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

The information in the Press Release and the Presentation shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing. The furnishing of the Press Release and the Presentation is not intended to, and does not, constitute a determination or admission by the Company that any information contained therein is material or complete, or that investors should consider the Press Release and the Presentation before making an investment decision with respect to the Company’s securities.

Item 8.01.	Other Events.

The information set forth in Item 1.01 of this Current Report under “Financing Commitment” is incorporated into this item by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

To the extent any financial statements are required by Item 9.01(a) of Form 8-K, such financial statements will be filed by amendment to this Current Report within seventy-one (71) calendar days from the date this Current Report must be filed.

(b) Pro forma financial information.

To the extent any pro forma financial information is required by Item 9.01(b) of Form 8-K, such financial information will be filed by amendment to this Current Report within seventy-one (71) calendar days from the date this Current Report must be filed.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 30, 2015, by and among Quanex Building Products Corporation, QWMS, Inc., WII Holding, Inc., and Olympus Growth Fund IV, L.P, solely in its capacity as the representative of the stockholders of WII Holding, Inc.*

10.1	Commitment Letter, dated as of August 30, 2015, among Quanex Building Products Corporation, Wells Fargo Bank, N.A., and Wells Fargo Securities, LLC.

99.1	Press Release dated August 31, 2015

99.2	Presentation dated August 31, 2015

*	The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Quanex Building Products Corporation hereby undertakes to furnish, on a supplemental basis, copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION

Date: August 31, 2015	By:	/s/ Brent L. Korb
Brent L. Korb
Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 30, 2015, by and among Quanex Building Products Corporation, QWMS, Inc., WII Holding, Inc., and Olympus Growth Fund IV, L.P, solely in its capacity as the representative of the stockholders of WII Holding, Inc.*

10.1	Commitment Letter, dated August 30, 2015, by and among Quanex Building Products Corporation, Wells Fargo Bank, N.A., and Wells Fargo Securities, LLC.

99.1	Press Release dated August 31, 2015

99.2	Presentation dated August 31, 2015

*	The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Quanex Building Products Corporation hereby undertakes to furnish, on a supplemental basis, copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.